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Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 15, 2004 (herein called this "Amendment"), by and among COPANO PIPELINES GROUP, L.L.C. ("CPG"), a Delaware limited liability company, COPANO FIELD SERVICES/COPANO BAY, L.P. ("CFS Copano Bay"), a Texas limited partnership acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/AGUA DULCE, L.P. ("CFS Agua Dulce"), a Texas limited partnership acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/SOUTH TEXAS, L.P. ("CFS South Texas"), a Texas limited partnership acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/UPPER GULF COAST, L.P. ("CFS Upper Gulf Coast"), a Texas limited partnership, acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/LIVE OAK, L.P. ("CFS Live Oak"), a Texas limited partnership acting by and through Copano Field Services, L.L.C., its General Partner, COPANO FIELD SERVICES/CENTRAL GULF COAST, L.P. ("CFS Central Gulf Coast"), a Texas limited partnership acting by and through Copano Field Services/Central Gulf Coast (Texas), L.L.C., its General Partner, COPANO PIPELINES/SOUTH TEXAS, L.P. ("CP South Texas"), a Texas limited partnership acting by and through Copano Pipelines, L.L.C., its General Partner, COPANO PIPELINES/UPPER GULF COAST, L.P. ("CP Upper Gulf Coast"), a Texas limited partnership acting by and through Copano Pipelines, L.L.C., its General Partner, COPANO PIPELINES/HEBBRONVILLE, L.P. ("CP Hebbronville"), a Texas limited partnership acting by and through Copano Pipelines, L.L.C., its General Partner, and COPANO ENERGY SERVICES/UPPER GULF COAST, L.P. ("CES Upper Gulf Coast"), a Texas limited partnership acting by and through Copano Energy Services, L.L.C., its General Partner (CPG, CFS Copano Bay, CFS Agua Dulce, CFS South Texas, CFS Upper Gulf Coast, CFS Live Oak, CFS Central Gulf Coast, CP South Texas, CP Upper Gulf Coast, CP Hebbronville and CES Upper Gulf Coast, each individually a "Borrower" and collectively the "Borrowers"), the various financial institutions as are or may become parties hereto (each individually a "Lender" and collectively, the "Lenders"), FLEET NATIONAL BANK, as administrative agent for the Lenders (in such capacity, together with any successors or assigns thereto, the "Administrative Agent") and as letter of credit issuing bank (in such capacity, together with any successors or assigns thereto, the "Issuer"), U.S. BANK NATIONAL ASSOCIATION, as syndication agent for the Lenders (the "Syndication Agent"), BANK OF SCOTLAND, as senior managing agent for the Lenders (the "Senior Managing Agent"), and FLEET SECURITIES, INC., as the exclusive book runner and lead arranger (the "Arranger"). Terms defined in the Credit Agreement (as defined below) are used herein with the meanings given them therein, unless otherwise defined.

W  I  T  N  E  S  S  E  T  H:

        WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent, the Senior Managing Agent and certain other parties have heretofore entered into a certain Amended and Restated Credit Agreement, dated as of February 13, 2004 (herein the "Credit Agreement");

        WHEREAS, pursuant to a written notice to the Administrative Agent dated as of March 15, 2004, the Borrowers have requested that the Credit Agreement be amended to increase the Loan Commitment Amount from $75,000,000 to $100,000,000;

        WHEREAS, Fleet National Bank, U.S. Bank National Association and Bank of Scotland, as existing Lenders under the Credit Agreement, are simultaneously herewith entering into that certain Lender Assignment Agreement dated as of even date herewith for the purpose of making assignments to Comerica Bank ("Comerica"), Southwest Bank of Texas, N.A. ("SWB"), Compass Bank ("Compass"), Guaranty Bank ("Guaranty"), Royal Bank of Canada ("RBC") and Fortis Capital Corp. ("Fortis"; and together with Comerica, SWB, Compass, Guaranty and RBC, the "Assignee Lenders") such that, after giving effect thereto, the Assignee Lenders will become "Lenders" under the Credit

Agreement having the respective Commitments and Loans (and participations in Letters of Credit) as set forth more specifically therein; and

        WHEREAS, the parties hereto desire to amend the Credit Agreement in order to increase the Commitment Amount and the Commitments as set forth herein;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

        SECTION 1.    Amendments to Credit Agreement.    The Credit Agreement is hereby amended as follows:

        A.    Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Loan Commitment Amount" as follows:

          "Loan Commitment Amount" means $100,000,000 as such amount may be reduced from time to time pursuant to Section 2.2 or reduced to zero following a termination of the Loan Commitment Termination Amount pursuant to Section 8.2 or 8.3; provided, that after June 15, 2004, CPG may, upon ten (10) Business Days' prior written notice to the Administrative Agent, increase the Loan Commitment Amount to $125,000,000 without the consent of the Lenders so long as (i) no Default has occurred and is continuing, (ii) the Administrative Agent determines in good faith that it has received additional Commitments from existing Lenders or new Lenders in an aggregate amount sufficient to support such Loan Commitment Amount (provided that nothing herein shall be construed to (A) obligate the Administrative Agent or any Lender Party to seek to obtain any such additional Commitments or (B) obligate any existing Lender to increase its Commitments without its consent) and (iii) the Borrowers shall have paid the applicable commitment increase fee set forth in the Fee Letter in respect of the obtaining of such excess Commitments from the Lenders.

        B.    Section 2.8 of the Credit Agreement is hereby amended by amending and restating the proviso following clause (v) thereof in its entirety as follows:

        "; provided, that the agreement of the Administrative Agent, Issuer and such Lenders to enter into such MLP Facility with the operating subsidiary of the MLP are subject to (1) the terms, conditions and qualifications set forth in the Commitment Letter and (2) the delivery by Copano Holdings of a guaranty (in form and substance satisfactory to the Agent) of the payment and performance obligations of Copano Processing, L.P. under the Gas Processing Agreement dated August 14, 2001, between Copano Processing, L.P., as processor, and Copano Holdings and Copano Pipelines/Hebbronville, L.P., as amended from time to time".

        C.    Section 7.2.3(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(g) [intentionally omitted];"

        D.    Section 8.1.1(b) of the Credit Agreement is hereby amended by deleting the words "of any other Obligation under Section 3.1 or 3.3" and inserting the words "of any Obligation under Section 3.1 or 3.3 (other than any Obligation specified in clause (a) above)".

        E.    Section 10.21 is hereby amended by inserting the following sentence at the end of such Section:

          "Notwithstanding anything herein to the contrary, each party hereto may disclose to any and all Persons any information with respect to the U.S. federal income tax treatment and U.S. federal income tax structure of the transactions contemplated by this Agreement, and all materials of any kind (including opinions and other tax analyses) that are provided to such Lender Party relating to such tax treatment and tax structure."

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        E.    Schedule II (Lender Percentages and Loan Commitments) of the Credit Agreement is hereby amended and restated in its entirety as set forth in Schedule II attached hereto.

        SECTION 2.    Representations and Warranties.    To induce the Lenders, the Administrative Agent, the Documentation Agent and the Syndication Agent to enter into this Amendment, each of the Borrowers and other Obligors hereto hereby reaffirms, as of the date hereof, the representations and warranties made by or with respect to it contained in the Credit Agreement, including Article VI thereof (except to the extent such representations and warranties relate solely to an earlier date), and additionally represents and warrants as follows:

            (i)  The execution, delivery and performance by each Borrower and each other Obligor of this Amendment, are within its respective powers, have been duly authorized by all necessary action, and do not (a) contravene any Borrower's or any other Obligor's Organic Documents; (b) contravene in any material respect any contractual restriction or Governmental Rule binding on or affecting any Borrower or any other Obligor; or (c) result in, or require the creation or imposition of, any Lien on any of any Borrower's or any other Obligor's properties, other than Liens permitted under the Loan Documents.

           (ii)  No Governmental Approvals or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by any Borrower or other Obligor of this Amendment;

          (iii)  This Amendment constitutes the legal, valid and binding obligations of each of the Borrowers and the other Obligors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and

          (iv)  No Default has occurred and is continuing, and none of the Borrowers nor any other Obligor is in material violation of any law or governmental regulation or court order or decree for which the failure to comply might have a Material Adverse Effect.

        SECTION 3.    Conditions to Effectiveness.    The effectiveness of this Amendment is conditioned upon receipt by the Administrative Agent of the following:

            (i)  counterparts of this Amendment, duly executed by the parties hereto;

           (ii)  the execution and delivery of replacement Notes issued by the Borrowers and payable to each of the Lenders in the principal amounts set forth on the column entitled "Loan Commitment" on Schedule II attached hereto, which Notes shall be renewals and replacements of, and shall be given in substitution and exchange for, but not in payment of, those Notes held by each Lender prior to the effectiveness of this Amendment;

          (iii)  the Administrative Agent shall have received for the account of each Lender, the relevant fees to be paid as consideration for the amendment effected hereby and the increase of the Commitments made pursuant hereto as agreed to in the Fee Letter;

          (iv)  the written notice referred to in the recitals of this Amendment;

           (v)  evidence that the insurance certificates of the Borrowers has been revised in a manner satisfactory to the Administrative Agent; and

          (vi)  such other documents as the Administrative Agent shall have reasonably requested.

        SECTION 4.    Effect.    This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement as amended hereby is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument,

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agreement or writing shall hereafter be deemed to refer to the Credit Agreement as such is amended hereby.

        SECTION 5.    Ratification of Security Documents.    Each Borrower and each other Obligor that is a party to a Security Document hereby expressly and specifically ratifies, restates and confirms the terms and provisions of each Security Document to which it is a party, and its respective liability for all of the Obligations, and other obligations, liabilities, agreements and covenants thereunder.

        SECTION 6.    Governing Law; Entire Agreement.    THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRED THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

        SECTION 7.    Execution in Counterparts.    This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed to be an original and all of which shall constitute together but one and the same agreement. A facsimile copy of this letter and signatures thereon shall be considered for all purposes as originals.

        SECTION 8.    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SECTION 9.    No Oral Agreements.    THE CREDIT AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

COPANO PIPELINES GROUP, L.L.C., as a Borrower
By	/s/ CRAIG E. BADYNA
Name:	Craig E. Badyna
Title:	Vice President and Assistant Treasurer
COPANO FIELD SERVICES/COPANO BAY, L.P., as a Borrower
By:	Copano Field Services, L.L.C., its General Partner
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO FIELD SERVICES/AGUA DULCE, L.P., as a Borrower
By:	Copano Field Services, L.L.C., its General Partner
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO FIELD SERVICES/SOUTH TEXAS, L.P., as a Borrower
By:	Copano Field Services, L.L.C., its General Partner
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO FIELD SERVICES/UPPER GULF COAST, L.P., as a Borrower
By:	Copano Field Services, L.L.C., its General Partner
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer

COPANO FIELD SERVICES/LIVE OAK, L.P., as a Borrower
By:	Copano Field Services, L.L.C., its General Partner
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO FIELD SERVICES/CENTRAL GULF COAST, L.P., as a Borrower
By:	Copano Field Services/Central Gulf Coast (Texas), L.L.C., its General Partner
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO PIPELINES/SOUTH TEXAS, L.P., as a Borrower
By:	Copano Pipelines, L.L.C., its General Partner
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO PIPELINES/UPPER GULF COAST, L.P., as a Borrower
By:	Copano Pipelines, L.L.C., its General Partner
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO PIPELINES/HEBBRONVILLE, L.P., as a Borrower
By:	Copano Pipelines, L.L.C., its General Partner
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer

COPANO ENERGY SERVICES/UPPER GULF COAST, L.P., as a Borrower
By:	Copano Energy Services, L.L.C., its General Partner
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
Acknowledged and Agreed:
COPANO FIELD SERVICES/CENTRAL GULF COAST (TEXAS), L.L.C., as an Obligor
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO FIELD SERVICES, L.L.C., as an Obligor
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO PIPELINES, L.L.C., as an Obligor
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO ENERGY SERVICES, L.L.C., as an Obligor
By	/s/ JOHN R. ECKEL, JR.
Name:	John R. Eckel, Jr.
Title:	Chairman and Chief Executive Officer
COPANO GENERAL PARTNERS, INC., as an Obligor
By	/s/ CRAIG E. BADYNA
Name:	Craig E. Badyna
Title:	Vice President and Assistant Treasurer

COPANO ENERGY HOLDINGS, L.L.C., as an Obligor
By	/s/ CRAIG E. BADYNA
Name:	Craig E. Badyna
Title:	Vice President and Assistant Treasurer
FLEET NATIONAL BANK, as Administrative Agent and Lender and Issuer
By	/s/ MICHAEL J. BROCHETTI
Name:	Michael J. Brochetti
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and Lender
By	/s/ MONTE E. DECKERD
Name:	Monte E. Deckerd
Title:	Vice President
BANK OF SCOTLAND, as Senior Managing Agent and Lender
By	/s/ JOSEPH FRATUS
Name:	Joseph Fratus
Title:	First Vice President
By
Name:
Title:
COMERICA BANK, as Lender
By	/s/ HUMA VADGAMA
Name:	Huma Vadgama
Title:	Assistant Vice President
SOUTHWEST BANK OF TEXAS, as Lender
By	/s/ LAIF AFSETH
Name:	Laif Afseth
Title::	Senior Vice President
COMPASS BANK, as Lender
By	/s/ DOROTHY MARCHAND
Name:	Dorothy Marchand
Title:	Senior Vice President
GUARANTY BANK, as Lender
By	/s/ JIM R. HAMILTON
Name:	Jim R. Hamilton
Title:	Senior Vice President
ROYAL BANK OF CANADA, as Lender
By	/s/ JASON YORK
Name:	Jason York
Title:	Attorney-in-Fact
FORTIS CAPITAL CORP., as Lender
By	/s/ CASEY LOWARY
Name:	Casey Lowary
Title:	Senior Vice President
By	/s/ DARRELL W. HOLLEY
Name:	Darrell W. Holley
Title:	Managing Director

SCHEDULE II
LENDER PERCENTAGES AND LOAN COMMITMENTS

I.    LENDER PERCENTAGES

NAME OF LENDER	PERCENTAGE
Fleet National Bank	14.00%
U.S. Bank National Association	14.00%
Bank of Scotland	14.00%
Comerica Bank	11.00%
Southwest Bank of Texas, N.A.	11.00%
Compass Bank	10.00%
Guaranty Bank	10.00%
Royal Bank of Canada	8.00%
Fortis Capital Corp.	8.00%

Total:	100.00%
II.
LENDER LOAN COMMITMENTS

NAME OF LENDER	LOAN COMMITMENT
Fleet National Bank	$14,000,000
U.S. Bank National Association	$14,000,000
Bank of Scotland	$14,000,000
Comerica Bank	$11,000,000
Southwest Bank of Texas, N.A.	$11,000,000
Compass Bank	$10,000,000
Guaranty Bank	$10,000,000
Royal Bank of Canada	$8,000,000
Fortis Capital Corp.	$8,000,000

Total	$100,000,000.00

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  Exhibit 10.2
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
W I T N E S S E T H
SCHEDULE II LENDER PERCENTAGES AND LOAN COMMITMENTS